                      SUPPLEMENT DATED JANUARY 7, 2005 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

           FLEXIBLE PREMIUM SINGLE LIFE AND JOINT AND LAST SURVIVOR
                       VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The adviser for the AIM Variable Insurance Funds -- AIM V.I. Basic Value
Fund -- Series II Shares has contractually agreed to waive a portion of its management fees for the Portfolio, effective January 1, 2005 through December 31, 2009. Accordingly, the following is added on page A-4 of the Appendix:

Underlying Portfolio Annual Expenses (as a percentage of underlying portfolio net assets, after any expense reimbursements or fee waiver arrangements) as of December 31, 2003.

                                                                                            Total
                                                                                          Underlying
                                                 Management 12b-1 Administrative  Other   Portfolio
                                                    Fees    Fees     Expenses    Expenses  Expenses
----------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
----------------------------------------------------------------------------------------------------
  AIM V.I. Basic Value Fund -- Series II Shares     0.69%   0.25%      N/A         0.31%     1.25%

Please refer to the underlying prospectus and any prospectus supplements for the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II Shares for additional information.